EXHIBIT 99.3

DARKPULSE, INC.

Interim Unaudited Condensed Consolidated Financial Statements

For the six months ended June 30, 2018 and 2017

DARKPULSE TECHNOLOGIES INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30,	December 31,
	2018	2017

ASSETS

CURRENT ASSETS:

Cash	$1,046	$8,025
Cash held by officer of variable interest entity	746	10,650

TOTAL CURRENT ASSETS	1,792	18,675

Other Assets, net	51,539	7,275
Patents, net	512,446	537,960

TOTAL ASSETS	$565,777	$563,910

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

Accounts payable	$–	$10,000
Accrued interest	59,321	33,594
Contract liability, related party	42,000	–
Due to officers	10,689	–
Due to related party	44,096	–
Due to UNB	–	33,385
TOTAL CURRENT LIABILITIES	156,107	76,979

Secured Debenture	1,143,017	1,193,015

TOTAL LIABILITIES	1,299,124	1,269,994

STOCKHOLDERS' DEFICIT
Common Stock, No Par Value, unlimited shares authorized 882 shares issued and outstanding	1,602,570	–
Non-controlling interest in a variable interest entity and subsidiary	14,806	25,808
Accumulated other comprehensive income	348,906	298,909
Accumulated deficit	(2,699,630)	(1,030,800)

TOTAL STOCKHOLDERS' DEFICIT	(733,348)	(706,084)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$565,777	$563,910

The accompanying notes are an integral part of these condensed consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	FOR THE 6 MONTHS ENDED JUNE 30,
	2018	2017

REVENUES	$–	$–

OPERATING EXPENSES:
Compensation expense	1,602,570	–
Research and development	–	33,385
Depreciation	1,806	–
Amortization of patents	25,514	25,514
Other selling, general and administrative	24,982	–
TOTAL OPERATING EXPENSES	1,654,872	58,899

OPERATING LOSS	(1,654,872)	(58,899)

OTHER EXPENSE:
Interest Expense	(25,029)	(7,499)

NET LOSS	(1,679,901)	(66,398)
Net Loss attributable to noncontrolling interests in variable interest entity and subsidiary	11,072	–
Net loss attributable to Company stockholders	$(1,668,829)	$(66,398)

LOSS PER SHARE:
Basic and Diluted	$(4,415)	$(664)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	378	100

The accompanying notes are an integral part of these condensed consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

	FOR THE 6 MONTHS ENDED JUNE 30,
	2018	2017

NET LOSS	$(1,668,829)	$(66,398)

OTHER COMPREHENSIVE GAIN (LOSS)
Unrealized Gain (Loss) on Foreign Exchange	49,997	(39,653)
COMPREHENSIVE LOSS	$(1,618,833)	$(106,051)

The accompanying notes are an integral part of these condensed consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	FOR THE 6 MONTHS ENDED JUNE 30,
	2018	2017

Cash Flows From Operating Activities:
Net loss	$(1,679,901)	$(66,398)
Adjustments to reconcile net loss to net cash used in operations:
Amortization	25,514	25,514
Depreciation	1,806	–
Stock based compensation	1,602,570	–
Changes in operating assets and liabilities:
Accounts payable	(10,000)	–
Deferred income - related party	42,000	–
Accrued interest	25,029	7,499
Accrued expenses	769	–
Due to UNB	(33,385)	33,385
Net Cash Used in Operating Activities	(25,598)	–

Investing Activities:
Purchase of other assets	(46,070)	–
Net Cash Used in Investing Activities	(46,070)	–

Financing Activities:
Advances from joint venture	44,096	–
Advances from officers/directors	10,689	–
Net Cash Provided by Financing Activities	54,785	–

Net Cash Decrease	(16,883)	–
Cash, Beginning of Period	18,675	–
Cash including cash by officer of variable interest entity, End of Period	$1,792	$–

Supplementary Cash Flow Information:
Interest paid in cash	$–	$–
Taxes paid in cash	$–	$–

The accompanying notes are an integral part of these condensed consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018 and 2017

NOTE 1 - Nature of Operations

DarkPulse Technologies Inc., ("DarkPulse," or “DPTI,” or "the Company") is a Canadian corporation incorporated in December 2010 for the purpose of commercializing its patented intrusion detection technology, that provides rapid, accurate measurement and monitoring of temperatures, strains, and stresses.

DarkPulse is a technology-security company, originally started as a technology spinout from the University of New Brunswick, Fredericton, Canada. DarkPulse is comprised of two security platforms: Fiber and Ultra-High Sensitivity Sensors ("UHSS").

The Company’s security and monitoring systems will initially be delivered in applications for border security, pipelines, the oil and gas industry and mine safety. Current uses of fiber optic distributed sensor technology have been limited to quasi-static, long-term structural health monitoring due to the time required to obtain the data and its poor precision. DarkPulse patented sensor technologies enable the monitoring of highly dynamic environments due to its more than 200 times greater resolution and eight times greater accuracy.

In December 2010, the Company entered into an Assignment Agreement with the University of New Brunswick, Canada ("the University") wherein the University sold, transferred, and assigned certain patents (the "patents") to the Company in exchange for the issuance of a Debenture to the University in the amount of C$1,500,000 (Canadian dollars). In April 2017, the Company entered into an Intellectual Property agreement with the University in exchange for the issuance of a replacement Debenture to the University in the amount of C$1,500,000 (Canadian dollars). The patents and the Debenture were initially recorded in the Company’s accounts at $1,491,923, based upon the exchange rate between the US dollar and the Canadian dollar on December 16, 2010, the date of the original Debenture. In addition to repayment of principal and interest, the Debenture requires the Company to pay the University a two percent royalty on sales of any and all products or services which incorporate the patents for a period of five years commencing April 24, 2018, as well as to reimburse the University for its patent related costs.

On September 5, 2017, DarkPulse Technology Holdings Inc, a subsidiary of the Company, entered into a Strategic Alliance Agreement with Bravatek Solutions Inc., ("Bravatek") a Colorado corporation, for the purpose of promoting the Company’s products, and pursuant to which the Company will cross-promote Bravatek’s products and services, and Bravatek will be paid sales commissions for clients introduced to the Company by Bravatek. The Chief Executive Officer of Bravatek is also the Co-Chief Executive Officer of the Company, and therefore Bravatek is a related party to the Company.

On February 8, 2018 the Company formed DarkPulse BVTK, LLC, a Virginia Limited Liability Company ("DPBVTK"), The Company has a 60% equity interest in the entity, and Bravatek has a 40% interest. The purpose of this joint venture is to develop, market, and sell products and services based on the Company's patented BOTDA dark-pulse technology ("Licensed Technology"). Both the CEO of the Company and the CEO of Bravatek manage the day to day operations of the joint venture. DPBVTK is considered a variable interest entity, of which Bravatek is considered the primary beneficiary. The Company's interest in DPBVTK is accounted for using the equity method of accounting. The Company has granted DPBVTK a revocable royalty-free non-exclusive license to use the Licensed Technology in the North America, Asia, and European government, military and critical infrastructure/key resources market segments. The initial cash contribution to DPBVTK from Bravatek was $10,000, and the initial cash contribution to DPBVTK from the Company was $100. As of June 30, 2018, Bravatek has contributed cash totaling $87,000 to DPBVTK.

On April 27, 2018, the Company entered into an agreement to merge with and into Klever Marketing, Inc., ("Klever") a publicly traded over-the-counter company. Klever secured financing for the closing of the Merger, and it closed on July 18, 2018. See Note 7.

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On May 10, 2018, DarkPulse Technology Holdings Inc ("Holdings") executed a six month option agreement and paid the fee of $5,000 to the Battelle Memorial Institute ("Battelle"), pursuant to which the Company acquired an option to negotiate a license conveying the following rights: (1) an exclusive royalty bearing license to make, have made, use and sell Battelle Licensed Products in Chemical Warfare Agent detection, and (2) a non-exclusive royalty bearing license to make, have made, use and sell Battelle Licensed Products in explosive detection and illicit drug detection. The Licensed Products utilize new ultra high sensitivity sensors ("UHSS") for detecting drugs, explosives, and chemical warfare agents. Battelle operates the Pacific Northwest National Laboratory (PNNL) under contract from the US Department of Energy (DOE). The portfolio of patents covered by the agreement provide the Company with the opportunity to improve trace detection needed by governments and private sector organizations throughout the world. The option term may be extended by mutual agreement of Battelle and Holdings.

On May 11, 2018, Holdings and DPBVTK entered into an Assignment Agreement whereby Holdings assigned to DPBVTK the exclusive rights obtained under its option agreement with Battelle for DPBVTK to solicit research and development contracts with the United States government and its agencies for future inventions and products developed based upon the exclusive rights. The $5,000 option fee is being treated as an investment in DPBVTK, included in other assets on the accompanying condensed consolidated balance sheet, and the Company's portion of losses of the joint venture will be applied against this investment.

NOTE 2 - Significant Accounting Policies

Going Concern Uncertainty

As shown in the accompanying financial statements, during the 6 months ended June 30, 2018, the Company did not generate any revenues and reported a net comprehensive loss of $1,618,833. As of June 30, 2018, the Company’s current liabilities exceeded its current assets by $154,315. As of June 30, 2018, the Company had $1,792 of cash.

The Company will require additional funding during the next six months to finance the growth of its operations and achieve its strategic objectives. These factors, as well as the uncertain conditions that the Company faces relative to capital raising activities, create substantial doubt as to the Company’s ability to continue as a going concern. The Company is seeking to raise additional capital principally through private placement offerings and is targeting strategic partners in an effort to finalize the development of its products and begin generating revenues. The ability of the Company to continue as a going concern is dependent upon the success of future capital offerings or alternative financing arrangements and expansion of its operations. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Management is actively pursuing additional sources of financing sufficient to generate enough cash flow to fund its operations through calendar year 2018. However, management cannot make any assurances that such financing will be secured.

Basis of Presentation

The consolidated financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles of the United States of America ("U.S. GAAP").

Principles of Consolidation

The operations of DPBVTK are not consolidated into these financial statements. The Company has equity interests in the following entities, whose operations are consolidated into these financial statements:

DarkPulse Technology Holdings Inc, a New York corporation, a wholly owned subsidiary, incorporated July 6, 2017.

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DPTI indirectly owns 37.572% of DarkPulse Technologies International Inc, ("DPTINY") a New York corporation, incorporated on September 7, 2017. On or about September 18, 2017, the Company entered into a shareholder agreement with 3 investors, whereby the Company would own 50.2% of DPTINY and the investors would own 49.8%. On or about October 3, 2017, another investor entered into an agreement with DPTINY to fund it $37,500 for a 0.5% equity interest in DPTINY. On December 26, 2017, the Company's CEO incorporated another corporation named DarkPulse Technologies International Inc, ("DPTIDel") in Delaware. On or about April 16, 2018, seven investors and the Company entered into a new agreement whereby it was agreed that the investors would own 62.428% of DPTIDel, and the September 18, 2017 agreement with respect to DPTINY was considered null and void. Accordingly, the funding of $37,500 to DPTINY in October 2017 has been converted to an equity interest in DPTIDel as of April 2018. As of April 16, 2018, the Company owns approximately 37.572% of the shares of common stock of DPTIDel and 100% of the issued shares of Series A Preferred Stock of DPTIDel, pursuant to which the Company controls both DPTIDel and DPTINY.

The Company does not own any interest in DarkPulse East LLC, ("DPE") an entity organized on December 8, 2017, in Russia, by two of the shareholders of DPTIDel, to act as a sales organization to promote the Company's products within Russia. Each of the two shareholders own 50% interest in DPE. During November and December 2017, DPTINY funded DarkPulse East LLC a total of $20,650 to establish and launch the Company's business in Russia. The Company is considered to be the primary beneficiary of DPE based on implicit obligations to fund it, and accordingly, the operations of DPE are consolidated into these financial statements. As of June 30, 2018, assets of the DPE were cash of $50, and the liabilities to third parties were $0. The Company is not liable for obligations of DPE, and creditors of DPE do not have recourse to the general credit of the Company.

Equity Method Investment

On February 8, 2018, the Company formed DarkPulse BVTK, LLC, a Virginia Limited Liability Company ("DPBVTK"), The Company has a 60% equity interest in the entity, and Bravatek Solutions, Inc ("Bravatek") has a 40% interest. The purpose of this joint venture is to develop, market, and sell products and services based on the Company's patented BOTDA dark-pulse technology. Both the CEO of the Company and the CEO of Bravatek manage the day to day operations of the joint venture. The operations of DPBVTK are not consolidated into these financial statements. The following are the balance sheet as of June 30, 2018 and the and income statement for the six months ending June 30, 2018 for DPBVTK:

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DarkPulse BVTK LLC

Balance Sheet

June 30, 2018

ASSETS
Current Assets
Cash	$2,661
Total Current Assets	2,661
Other Assets
Due from DarkPulse Technologies Inc.	44,096
Prepaid Asset	42,000
Total Other Assets	86,096
TOTAL ASSETS	$88,757
LIABILITIES & EQUITY
Equity
Equity	$89,450
Net Income	(693)
Total Equity	88,757
TOTAL LIABILITIES & EQUITY	$88,757

DarkPulse BVTK LLC

Statement of Operations

For the six months ended June 30, 2018

Ordinary Income/Expense
Expense
Bank Service Charges	$93
Computer and Internet Expenses	600
Total Expense	693
Net Loss	$(693)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Such estimates and assumptions impact both assets and liabilities, including but not limited to: the valuation of intangible assets, estimates of tax assets, and the probability and potential magnitude of contingent liabilities.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term. Accordingly, actual results could differ significantly from estimates.

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Fiscal Year

The Company's fiscal year-end is December 31.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less. The Company had no cash equivalents.

Risks related to cash

The Company maintains cash in bank and deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Intangible Assets

The Company reviews intangibles held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating the fair value and future benefits of its intangible assets, management performs an analysis of the anticipated undiscounted future net cash flow of the individual assets over the remaining amortization period. The Company recognizes an impairment loss if the carrying value of the asset exceeds the expected future cash flows.

Intangible Assets - Intellectual Property

The Company relies on patent laws and restrictions on disclosure to protect its intellectual property rights. As of June 30, 2018, the Company held 3 U.S. and foreign patents, which expire in calendar years 2025 through 2034 (depending on the payment of maintenance fees).

During the 6 months ended June 30, 2018, the Company had patent amortization expenses totaling $25,514. For the 6 months ended June 30, 2017, the Company had patent amortization expenses totaling $25,514. Patents costs are being amortized over the remaining life of each patent, which is from 7 to 16 years,

The issued patents cover a System and Method for Brillouin Analysis, a System and Method for Resolution Enhancement of a Distributed Sensor, and a Flexible Fiber Optic Deformation System Sensor and Method. Maintenance of intellectual property rights and the protection thereof is important to the Company's business. Any patents that may be issued may not sufficiently protect the Company's intellectual property and any issued patents may be challenged by third parties. Other parties may independently develop similar or competing technology or design around any patents that may be issued to the Company. The Company cannot be certain that the steps it has taken will prevent the misappropriation of its intellectual property, particularly in foreign countries where the laws may not protect proprietary rights as fully as in the United States. Further, the Company may be required to enforce its intellectual property or other proprietary rights through litigation, which, regardless of success, could result in substantial costs and diversion of management's attention. Additionally, there may be existing patents of which the Company is unaware that could be pertinent to its business, and it is not possible to know whether there are patent applications pending that the Company's products might infringe upon, since these applications are often not publicly available until a patent is issued or published.

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The following is a summary of activity related to patents for the 6 months ended June 30, 2018:

Balance at January 1, 2018	$537,960
Amortization	(25,514)
Balance at June 30, 2018	$512,446

The following is a summary of patents as of June 30, 2018:

Historical cost	$895,155
Accumulated amortization	(382,709)
Carrying Value	$512,446

Future expected amortization of intangible assets is as follows:

Year Ending December 31,
2018	$51,028
2019	51,028
2020	51,028
2021	51,028
2022	51,028
Thereafter	257,306
$512,446

Foreign Currency Exchange Rate Policy

The company translates monetary assets and liabilities (any item paid for or settled in foreign currency) into the United States Dollar at exchange rates prevailing on the balance sheet date. Non-monetary assets and liabilities are translated at the historical rate in effect when the transaction occurred. Revenues and expenses are translated at the spot rate on the date the transaction occurred. Exchange gains and losses from the translation of monetary items are included in unrealized gain/loss on Foreign Exchange as Other Comprehensive Loss.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes, as clarified by ASC 740-10, Accounting for Uncertainty in Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, the Company considers tax regulations of the jurisdictions in which the Company operates, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results or the ability to implement tax-planning strategies vary, adjustments to the carrying value of deferred tax assets and liabilities may be required. Valuation allowances are recorded related to deferred tax assets based on the "more likely than not" criteria of ASC 740.

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ASC 740-10 requires that the Company recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the "more-likely-than-not" threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The Company's U.S. subsidiaries were incorporated in 2017, and tax returns have not yet been filed. The Company does not anticipate a tax liability for the year 2018. The Company has filed tax returns in Canada for the years ending December 31, 2016, 2015, 2014, and 2013, and they are still subject to audit.

Fair Value of Financial Instruments

The carrying amounts of the Company's financial assets and liabilities, such as cash, prepaid expenses, and accruals approximate their fair values because of the short maturity of these instruments. The Company believes the carrying value of its secured debenture payable approximates fair value because the terms were negotiated at arms length.

Recent Accounting Pronouncements

There were no new accounting pronouncements issued or proposed by the Financial Accounting Standards Board during the six months ended June 30, 2018 and through the date of filing of this report that the Company believes has had or will have a material impact on its financial position or results of operations.

NOTE 3 - Debenture

The Company issued a convertible Debenture to the University (see Note 1) in exchange for the Patents assigned to the Company, in the amount of Canadian $1,500,000, or US $1,491,923 on December 16, 2010, the date of the Debenture. On April 24, 2017 the Company issued a replacement secured term Debenture in the same C$1,500,000 amount as the original Debenture. The interest rate is the Bank of Canada Prime overnight rate plus 1% per annum. The Debenture had an initial required payment of Canadian $42,000 due on April 24, 2018 for reimbursement to the University of its research and development costs, and this has been paid. Interest-only maintenance payments are due annually starting after April 24, 2018. Payment of the principal begins on the earlier of (a) three years following two consecutive quarters of positive earnings before interest, taxes, depreciation and amortization, (b) six years from April 24, 2017, or (c) in the event the Company fails to raise defined capital amounts or secure defined contract amounts by April 24 in the years 2018, 2019, and 2020. The Company has raised funds in excess of the amount required by April 24, 2018. The principal repayment amounts will be due quarterly over a six year period in the amount of Canadian Dollars $62,500. The Debenture is secured by the Patents assigned by the University to the Company by an Assignment Agreement on December 16, 2010. The Company has pledged the Patents, and granted a lien on them pursuant to an Escrow Agreement dated April 24, 2017, between the Company and the University.

The Debenture was initially recorded at the $1,491,923 equivalent US Dollar amount of Canadian $1,500,000 as of December 16, 2010, the date of the original Debenture. The liability is being adjusted quarterly based on the current exchange value of the Canadian dollar to the US dollar at the end of each quarter. The adjustment is recorded as unrealized gain or loss in the change of the value of the two currencies during the quarter. The amounts recorded as an unrealized gain (loss) for the six months ended June 30, 2018 and June 30, 2017 were $49,997 and ($39,653) respectively. These amounts are included in Accumulated Other Comprehensive Loss in the Equity section of the consolidated balance sheet, and as Unrealized Loss on Foreign Exchange on the consolidated statement of comprehensive loss. The Debenture also includes a provision requiring the Company to pay the University a two percent (2%) royalty on sales of any and all products or services which incorporate the Patents for a period of five (5) years from April 24, 2018.

For the six months ended June 30, 2018, and 2017, the Company recorded interest expense of $25,029 and $7,499, respectively.

As of June 30, 2018, the debenture liability totaled $1,143,017, all of which was long term.

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Future minimum required payments over the next 5 years and thereafter are as follows:

Year Ending December 31,
2018	$0
2019	0
2020	0
2021	0
2022	0
2023 and after	1,143,017
Total	$1,143,017

NOTE 4 - Stockholders' Deficit

Common stock

On April 27, 2018, the Company issued 782 shares of common stock to five individuals and two entities for services rendered, and reserved approximately 118 shares of common stock for an employee stock compensation plan. The 782 shares have an estimated fair value of $1,602,570, which was recorded as compensation expense for the six months ended June 30, 2018. As of June 30, 2018, there were 882 shares of common stock issued and outstanding.

NOTE 5 - Commitments and Contingencies

Potential Royalty Payments

The Company, in consideration of the terms of the debenture to the University of New Brunswick, shall pay to the University a two percent royalty on sales of any and all products or services which incorporate the Company's patents for a period of five years from April 24, 2018.

Potential Commission Payments

The Company, in consideration of the Strategic Alliance Agreement with Bravatek, for the purpose of promoting the Company’s products, will pay Bravatek sales commissions for clients introduced to the Company by Bravatek.

Legal Matters

On October 2, 2018, the Company received a demand for payment from Bravatek Solutions, Inc. for payment in the amount of $35,750 for software services provided in September 2018. The Company is not a party to any significant pending legal proceedings, and no other such proceedings are known to be contemplated. No director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

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NOTE 6 - Related Party Transactions

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions. Pursuant to Section 850-10-20 the related parties include a) affiliates of the Company; b) Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825-10-15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests. The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

During the 6 months ended June 30, 2018, two of the officers and directors of the Company advanced personal funds in the amount of $10,689 for Company expenses, and $10,689 was owed to them on June 30, 2018.

The Co-CEO of the Company is also the CEO of Bravatek, and in May 2018 the Company received $42,000 for an order from DPBVTK for a demonstration unit, to be used in their marketing efforts to generate sales of the Company's intrusion detection product. The order has been recorded as a prepaid sale and is a current liability as of June 30, 2018.

NOTE 7 - Subsequent Events

The Company has evaluated subsequent events through November 16, 2018, which is the date the consolidated financial statements were available for issuance.

Since June 30, 2018, the following major events have occurred:

On July 20, 2018, Klever's name was changed to DarkPulse, Inc., ("DPI") and on September 4, 2018, DPI's stock symbol was changed to DPLS. On August 17, 2018, the Company amended the Merger Agreement effective July 18, 2018, to effect the merger by share exchange instead of by subsidiary merger. On July 17, 2018, Klever entered into a securities purchase agreement with Carebourn Capital L.P., ("Carebourn") issuing to Carebourn a convertible promissory note in the aggregate principal amount of $189,750 with a $24,750 original issue discount and $15,000 in transactional expenses due to Carebourn. The note bears interest at 12% per annum and may be converted into common shares of DPI's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the DPI's common stock during the 20 prior trading days. On July 18, 2018, all of the 882 outstanding common shares of DarkPulse Technologies,Inc. were exchanged for 88,235 shares of Klever Marketing, Inc. Series D Preferred Stock. The Company is now a wholly owned subsidiary of DPI. (formerly known as Klever Marketing, Inc.), a publicly traded company incorporated in Delaware.

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On April 27, 2018, the Company entered into an agreement to merge with and into Klever Marketing, Inc., ("Klever") a publicly traded over-the-counter company. The agreement was modified on June 29, 2018. Klever secured financing for the closing of the Merger, and it closed on July 18, 2018. On July 20, 2018, Klever's name was changed to DarkPulse Inc., ("DPI") and on September 4, 2018, DPI's stock symbol was changed to DPLS. On August 17, 2018, the Company amended the Merger Agreement effective July 18, 2018, to effect the merger by share exchange instead of by subsidiary merger. On July 17, 2018, Klever entered into a securities purchase agreement with Carebourn Capital L.P., ("Carebourn") issuing to Carebourn a convertible promissory note in the aggregate principal amount of $189,750 with a $24,750 original issue discount and $15,000 in transactional expenses due to Carebourn. The note bears interest at 12% per annum and may be converted into common shares of DPI's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the DPI's common stock during the 20 prior trading days. On July 18, 2018, the Company's 882 outstanding common shares were exchanged for 88,235 shares of Klever Marketing, Inc. Series D Preferred Stock. The Company is now a wholly owned subsidiary of DPI. (formerly known as Klever Marketing, Inc.), a publicly traded company incorporated in Delaware.

On July 27, 2018, DPI entered into a securities purchase agreement with Carebourn, issuing to Carebourn a convertible promissory note in the aggregate principal amount of $276,000 with a $36,000 original issue discount and $15,000 in transactional expenses due to Carebourn. The note bears interest at 12% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the Company's common stock during the 20 prior trading days. As of the date the consolidated financial statements were available for issuance, DPI received $150,000 net cash, and $75,000 is due to be received.

On August 20, 2018, the Company entered into a securities purchase agreement with More Capital LLC, ("More") issuing to More a convertible promissory note in the aggregate principal amount of $152,000 with a $20,000 original issue discount and $7,000 in transactional expenses due to More. The note bears interest at 12% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the Company's common stock during the 20 prior trading days. As of the date the consolidated financial statements were available for issuance, DPI received $70,000 net cash, and $55,000 is due to be received.

On September 24, 2018 the Company entered into a securities purchase agreement with Auctus Fund, LLC, ("Auctus") issuing to Auctus a convertible promissory note in the aggregate principal amount of $100,000 with $10,250 in transactional expenses due to Auctus and its counsel. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $89,750 net cash on September 27, 2018.

On September 24, 2018 the Company entered into a securities purchase agreement with EMA Financial, LLC, ("EMA") issuing to EMA a convertible promissory note in the aggregate principal amount of $100,000 with a 6% original issue discount and $4,000 in transactional expenses due to EMA. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to the lower of current market price, $0.25, or 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $90,000 net cash on September 28, 2018.

On September 24, 2018 the Company entered into a securities purchase agreement with FirstFire Global Opportunities Fund LLC, ("FirstFire") issuing to FirstFire a convertible promissory note in the aggregate principal amount of $247,500, with a $22,500 original issue discount and $5,000 in transactional expenses due to FirstFire's counsel. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to the lower of $0.25, or 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $220,000 net cash on October 9, 2018.

On October 2, 2018, the Company received a demand for payment from Bravatek Solutions, Inc. for payment in the amount of $35,750 for software services provided in September 2018.

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